                                                                       EXHIBIT 1

                               FLORIDA BANKS, INC.
                                  COMMON STOCK

                             ----------------------

                             UNDERWRITING AGREEMENT

                                                             _____________, 1998


THE ROBINSON-HUMPHREY COMPANY, LLC
INTERSTATE/JOHNSON LANE CORPORATION
As Representatives of the several Underwriters named in Schedule I hereto c/o The Robinson-Humphrey Company, LLC
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326


Ladies and Gentlemen:

         Florida Banks, Inc., a Florida corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I (the "Underwriters") an aggregate of ________ shares of common stock, par value $.01 per share ("Common Stock"), of the Company (the "Firm Shares"), and at the election of the Underwriters, subject to the terms and conditions stated herein, to issue and sell to the Underwriters up to _______ additional shares of Common Stock (the "Optional Shares") (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares" ).

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (i) A registration statement on Form S-1 (File No. 333-_____) (the "Initial Registration Statement") with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such Initial Registration Statement have been so filed. After the execution of this Underwriting Agreement (the "Agreement"), the Company will file with the Commission either (A) if such Initial Registration Statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such Initial Registration Statement with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives, or (B) if such Initial Registration Statement, as it may have been amended, has not become effective under the Act, an amendment to such Initial Registration Statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representatives prior to the execution of this Agreement or (C) if such Initial Registration Statement, as it may have been amended, has become effective under the Act and the number of shares to be offered has subsequently been increased, a registration statement (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act and as has been provided to and approved by the Representatives. The approval of the Representatives, as required in this Section 1(i), shall not be unreasonably withheld by such parties. As used in this Agreement, the term "Registration Statement" means such Initial Registration Statement, as amended at the time when it was or is declared effective, including all financial statement schedules and exhibits thereto together with any Rule 462(b) Registration Statement and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each Prospectus subject to completion included in such Initial Registration Statement or any amendment or post-effective amendment thereto (including the Prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus.

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted or threatened or is contemplated by the Commission or the securities authority of any state or other jurisdiction.

                  (iii) When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in material accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this Section 1(iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein. The Company and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company by the Underwriters specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: (i) the statements in the last paragraph on the cover page of the Prospectus; (ii) the statements with respect to stabilization in the paragraph at the bottom of the inside front cover page of the Prospectus; and (iii) the statements under the caption "Underwriting" in the Prospectus.

                  (iv) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are materially accurate and fairly present, in all material respects, the information required to be shown under the Act and the rules and regulations of the Commission thereunder; and there are no statutes or legal or governmental proceedings required under the Act and the rules and regulations of the Commission thereunder to be described in the Registration Statement or the Prospectus that are not described as required and no material contracts that are required under the Act and the rules and regulations of the Commission thereunder to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed.

                  (v) Each of the Company, [Interim Acquisition Corp., a _______________ corporation] ("Subsidiary") and First National Bank of Tampa, N.A., Tampa, Florida (the "Bank") has been duly incorporated or duly formed, is validly existing as a corporation or national banking association, as the case may be, in good standing under the laws of its jurisdiction of incorporation, association or organization and has full power and authority (corporate or other) to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company is a duly registered "bank holding company" under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), is in good standing and in full compliance in all material respects with the BHC Act and the rules and regulations thereunder. The Subsidiary and the Bank have been duly incorporated or organized and are validly existing as national banking associations, as the case may be, in good standing under the laws of the United States, are members in good standing of the Federal Reserve System and of the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation ("FDIC"). The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. Each of the Company, the Subsidiary and the Bank is duly qualified to transact business as a foreign corporation or association and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or business of the Company, the Subsidiary and the Bank, taken as a whole.

                  (vi) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company, Subsidiary or the Bank has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company, Subsidiary or the Bank) has any preemptive or other rights to subscribe for any of the Shares. As of the First Time of Delivery (as hereinafter defined), after giving effect to the consummation of the merger of the Bank with and into the Subsidiary (the "Merger"), all of the outstanding shares of capital stock and derivative securities relating thereto of the Bank will have ceased to be outstanding and will have been exchanged for the consideration set forth in Sections 3.1(c) and 3.4 of the Merger Agreement. Upon completion of the Merger in the manner described in the Registration Statement, the shares of Common Stock of the Company to be issued in the Merger will be duly authorized, validly issued and fully paid and non-assessable. The description of the Company's and the Bank's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                  (vii) All of the issued and outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. Other than the Subsidiary listed on Exhibit [21.01] to the Registration Statement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or any ownership interest in any partnership, joint venture or other association.

                  (viii) Except as set forth on Schedule 1(viii) attached hereto, there are no outstanding (A) securities or obligations of the Company, the Subsidiary or the Bank convertible into or exchangeable for any capital stock of the Company, the Subsidiary or the Bank, (B) warrants, rights or options to subscribe for or purchase from the Company, the Subsidiary or the Bank any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company, the Subsidiary or the Bank to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (ix) Since the date of the most recent audited financial statements included in the Prospectus, neither the Company, the Subsidiary nor the Bank has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

                  (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and other than as disclosed in or contemplated by the Registration Statement and the Prospectus, (A) none of the Company, the Subsidiary or the Bank has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company, the Subsidiary and the Bank, (B) none of the Company, the Subsidiary or the Bank has purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any material change in the capital stock, long-term debt or short-term debt of the Company, the Subsidiary or the Bank, (D) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, the Subsidiary or the Bank taken as a whole, whether or not occurring in the ordinary course of business, and (E) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiary, other than transactions in the ordinary course of business and changes and transactions described in or contemplated by the Registration Statement.

                  (xi) The Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; and the certificates evidencing the Shares comply with all applicable requirements of Florida law. None of the authorized or outstanding shares of Common Stock is subject to any preemptive or similar right to purchase any shares of Common Stock. The Underwriters will receive good title to the Shares to be issued and delivered by the Company hereunder, in good delivery form and free and clear of all pledges, liens, hypothecations, encumbrances, claims, security interests, restrictions, agreements, voting trusts and adverse interests whatsoever. The Shares have been approved for inclusion on the Nasdaq National Market, subject only to official notice of issuance.

                  (xii) There are no contracts, agreements or understandings between the Company, the Subsidiary or the Bank and any person granting such person the right to require the Company, the Subsidiary or the Bank to file a registration statement under the Act with respect to any securities of the Company, the Subsidiary or the Bank owned or to be owned by such person or to require the Company, the Subsidiary or the Bank to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company, the Subsidiary or the Bank under the Act.

                  (xiii) All offers and sales of the Company's, the Subsidiary's and the Bank's capital stock were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

                  (xiv) Neither the Company, the Subsidiary nor the Bank is, or with the giving of notice or passage of time or both would be, in violation of or in default under its Articles of Incorporation, Articles of Association or Bylaws or other governing organizational instrument or under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company, the Subsidiary or the Bank is a party or to which any of its properties or assets are subject and which default has had or which the Company reasonably expects to have a material adverse effect on the financial condition, results of operations or business of the Company, the Subsidiary and the Bank taken as a whole.

                  (xv) The issue and sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated and the Merger will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company, the Subsidiary or the Bank is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation, Articles of Association or Bylaws of the Company, the Subsidiary or the Bank or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company, the Subsidiary or the Bank or any of their properties or assets.

                  (xvi) The Company, the Subsidiary and the Bank have good and indefeasible title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, the Subsidiary and the Bank; and any real property and buildings held under lease by the Company, the Subsidiary or the Bank are held under leases which are valid and enforceable as to the Company, the Subsidiary and the Bank and, to the Company's knowledge, as to others, with such exceptions as are disclosed in the Prospectus or are not material and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company, the Subsidiary or the Bank.

                  (xvii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required from the National Association of Securities Dealers, Inc. (the "NASD") and under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                  (xviii) Except as disclosed on Schedule 1(xviii), there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the Company's knowledge, threatened in which the Company, the Subsidiary or the Bank is a party or of which any of its properties or assets are the subject. Neither the Company, the Subsidiary nor the Bank is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree.

                  (xix) Deloitte & Touche, LLP, who have certified certain financial statements of the Company and its consolidated Subsidiary, are and were during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  (xx) The financial statements and schedules (including the related notes) of the Company, the Subsidiary and the Bank included in the Registration Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, fairly present the financial condition, results of operations, cash flows and changes in shareholders' equity of the Company, the Subsidiary and the Bank, on a consolidated basis, at the dates and for the periods presented all adjustments necessary for a fair presentation of results for such period have been made. Except for the pro forma financial statements discussed below, no other financial statements are required to be included in the Registration Statement. No supporting schedules are required to be included in the Registration Statement. The selected financial data, the tables and financial and statistical data set forth in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein on a basis consistent with that of the audited and pro forma financial statements contained in the Registration Statement and the books and records of the Company and the Bank, as applicable. The pro forma combined financial statements of the Company and the Bank together with the related notes thereto included in the Prospectus and in the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the pro forma basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The financial statements and schedules included in the Registration Statement and the Prospectus conform to the requirements of Regulation S-X of the Commission applicable thereto and present fairly the information presented therein for the periods shown. The statistical information required by Commission Industry Guide 3 to be included in the Registration Statement and the Prospectus present fairly the information set forth therein, are in compliance with the Act, the 1933 Act Regulations, and such Guide 3, and are consistent with the Company's consolidated financial statements included in the Registration Statement and the Prospectus. The Company, the Subsidiary and the Bank have no material contingent obligations that are required to be disclosed in the Company's or the Bank's financial statements in accordance with generally accepted accounting principles which have not been so disclosed in the financial statements included in the Registration Statement.

                  (xxi) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable law limiting enforcement of indemnification provisions herein, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

                  (xxii) Neither the Company, the Subsidiary or the Bank nor, to the knowledge of the Company, any of their respective officers, directors or other affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company. The Company, the Subsidiary, and the Bank and their respective officers, directors and employees have complied with Section 5 of the Act and no one has been authorized by the Company or any person purporting to act in the name or on behalf of the Company to give any information or to make any representations or warranties with respect to any matters described in or incorporated by reference into the Prospectus other than those contained in the Prospectus.

                  (xxiii) The Company has obtained for the benefit of the Company and the Underwriters from each of the Company's and the Bank's directors, executive officers, and persons listed on Schedule 1(xxiii) a written agreement that for a period of 180 days from the date of the Prospectus such director, executive officer or persons listed on
         Schedule 1(xxiii) will not, without the prior written consent of The Robinson-Humphrey Company, LLC, directly or indirectly sell, offer to sell, contract to sell, solicit an offer to buy, grant any option, right or warrant for the purchase or sale of, assign, pledge, distribute or otherwise transfer, dispose of, encumber or reduce any risk of ownership, (or make any announcement with respect to any of the foregoing), any shares of Common Stock, or any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock or evidencing any right to purchase or subscribe for shares of Common Stock, whether or not beneficially owned by the undersigned, except as provided in Section 2.

                  (xxiv) Neither the Company, the Subsidiary nor the Bank, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, the Subsidiary or the Bank has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (xxv) (a) The operations of the Company, the Subsidiary and the Bank with respect to any real property currently leased or owned or by any means controlled by the Company, the Subsidiary or the Bank (the "Real Property") are in material compliance with all federal, state and local laws, ordinances, rules and regulations relating to occupational health and safety and the environment (collectively, "Laws"); (b) the Company, the Subsidiary and the Bank have all licenses, permits and authorizations necessary to operate under all Laws and are in material compliance with all terms and conditions of such licenses, permits and authorizations; (c) the Company, the Subsidiary and the Bank have not authorized or conducted and have no knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas defined or regulated under any environmental law on, in or under any Real Property; and (d) there is no pending or, to the knowledge of the Company, threatened claim, litigation or any administrative agency proceeding, nor has the Company, the Subsidiary or the Bank received any written or oral notice from any governmental entity or third party, that: (A) alleges a violation of any Laws by the Company, the Subsidiary or the Bank; (B) alleges the Company, the Subsidiary or the Bank is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq. or any state superfund law; (C) alleges possible contamination of the environment by the Company, the Subsidiary or the Bank; or (D) alleges possible contamination of the Real Property.

                  (xxvi) The Data Processing Services Agreement dated June 1, 1996 among M&I Data Services, a division of the Marshall & Ilsley Corporation and Subsidiary (the "Data Processing Agreement"), has been duly authorized, executed and delivered by the Bank and is enforceable against the Bank, and to the knowledge of the Company, against the respective parties to the Data Processing Agreement, in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Company, the Subsidiary and the Bank have fulfilled and performed all of their material obligations (for which performance has become due) with respect to the Data Processing Agreement, and related agreements, and the Data Processing Agreement, and related agreements, remain in full force and effect; and no event has occurred with respect to the Data Processing Agreement, and related agreements, which has had or would be reasonably expected to have a material adverse effect on the business of the Company, the Subsidiary and the Bank, taken as whole.

                  (xxvii) The Lease Agreement dated June 29, 1995 (the "Lease Agreement") by and between Bay Villa Developers, Inc., as managing agent for Riverside Plaza Associates, Inc. (the "Landlord") and Bank (for purposes of this Section 1(xxvii), the "Tenant"), has been duly authorized, executed and delivered by the Bank and is enforceable against the Bank, and to the knowledge of the Company, against the respective parties to the Lease Agreement, in accordance with its terms, except to the extent that enforcement thereof may be limited by
         (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Company, the Subsidiary and the Bank have fulfilled and performed all of their material obligations (for which performance has become due) with respect to the Lease Agreement and the Lease Agreement remains in full force and effect; and no event has occurred with respect to the Lease Agreement which has had or would reasonably be expected to have a material adverse effect on the business of the Company, the Subsidiary and the Bank, taken as a whole.

                  (xxviii) The Company or the Subsidiary own or the Subsidiary or the Bank possess, or are licensed or otherwise have the legal right to utilize, the patents, patent rights, licenses, inventions, copyrights, know-how, trademarks (including, without limitation, the right to use the marks "FLORIDA BANKS, INC.", "FLORIDA BANK,

         N.A.", and "FIRST NATIONAL BANK OF TAMPA"), service marks, trade names and other intangible property (collectively, the "Intellectual Property Rights") presently employed by them in connection with the business now operated by them except where the failure to so own or possess such legal rights could not reasonably be expected to have a material adverse effect on the business of the Company, the Subsidiary and the Bank, taken as a whole and none of the Company, the Subsidiary or the Bank has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property rights or other proprietary rights which, singularly or in the aggregate, if the subject of an unfavorable final determination, could reasonably be expected to have a material adverse effect on the business of the Company, the Subsidiary and the Bank, taken as a whole.

                  (xxix) The Company has delivered or made available to you, or your counsel, prior to the date the Registration Statement was declared effective copies of all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other incentive plans, all other written employee programs, arrangements or agreements, all medical, vision, dental or other health plans, all life insurance plans and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), adopted, maintained, sponsored in whole or in part or contributed to by the Company, the Subsidiary or the Bank or their respective predecessors for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the "Company Benefit Plans").

                  The Company, the Subsidiary or the Bank (and each of their respective predecessors that adopted or contributed to a Company Benefit Plan) has maintained all Company Benefit Plans (including filing all reports and returns required to be filed with respect thereto) in material accordance with their terms and is in compliance in all material respects with all presently applicable provisions of ERISA, the Internal Revenue Code and any other applicable federal and state laws. Each Company Benefit Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code has either received a favorable determination letter from the Internal Revenue Service or will timely request such a letter prior to the expiration of any remedial amendment period applicable without penalty to the Company Benefit Plan under the Internal Revenue Code and has at all times been maintained in accordance with Section 401 of the Internal Revenue Code. Neither the Company, the Subsidiary nor the Bank has engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject the Company, the Subsidiary or the Bank to a tax or penalty imposed by either Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA.

                  Neither the Company, the Subsidiary nor the Bank is obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits. Neither the Company, the Subsidiary nor the Bank, nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company, the Subsidiary or the Bank have at any time within the last six years sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). Within the last six years, neither the Company, the Subsidiary nor the Bank nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company, the Subsidiary or the Bank have had an "obligation to contribute" (as defined in ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)).

                  (xxx) No labor dispute exists or, to the knowledge of the Company, is imminent with the Company's, the Subsidiary's or the Bank's employees which could reasonably be expected to materially adversely affect the financial condition, results of operations or business of the Company, the Subsidiary and the Bank, taken as a whole.

                  (xxxi) The Company, the Subsidiary and the Bank are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and neither the Company, the Subsidiary nor the Bank has knowledge of any facts or circumstances that would prevent the renewal of its existing insurance coverage as and when such coverage expires or that would prevent such entity from obtaining similar coverage from similar insurers as may be necessary to continue its business at a comparable cost.

                  (xxxii) Each of the Company, the Subsidiary and the Bank makes and keeps books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that
         (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's and the Bank's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, the Subsidiary and the Bank, (C) access to the assets of the Company, the Subsidiary and the Bank is permitted only in accordance with management's authorization, (D) the recorded accountability for assets of the Company, the Subsidiary and the Bank is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (E) such controls would prevent or detect errors or irregularities in amounts that would be material in relation to the Company's or the Bank's financial statements, respectively.

                  (xxxiii) The Company's, Subsidiary's and the Bank's business systems, including its computer hardware and software, (i) will correctly and unambiguously process date information at all times, including as the years 1999 and 2000 are approached and reached; and
         (ii) will not suffer any abends, aborts, improper operation, invalid or incorrect results or other interruptions in operation as a result of the approach or reaching of any particular date or the improper processing of any date. "Processing" of date information includes, but is not limited to, accepting input of dates without ambiguity, outputting all dates in an unambiguous form, and performing calculations, comparisons or operations or taking actions or making decisions using dates, portions of dates, or time periods. The concept of Year 2000 Compliance includes all issues relating to the handling of dates or time periods, including the processing of the leap year that will occur in the year 2000. In the case of products with which the parties provide that the System shall perform as a larger system, then the expression "Year 2000 Compliant" means that the larger system shall be Year 2000 Compliant.

                  (xxxiv)   Except as disclosed in the Prospectus, neither the
         Subsidiary nor the Bank is currently prohibited (or with respect to the Bank, at the First Time of Delivery), directly or indirectly, from paying any dividends to the Company, from making any other distributions on the Subsidiary's or the Bank's capital stock, from repaying to the Company any loans or advances to the Subsidiary or the Bank or from transferring any of the Subsidiary's or Bank's property or assets to the Company.

                  (xxxv) The Company, the Subsidiary and the Bank have filed all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns as well as all other material taxes, assessments and governmental charges that are due and payable, and, to the knowledge of the Company, no material deficiency with respect to any such return has been assessed or proposed. All applicable income and employment taxes have been withheld and paid for any individuals who would be considered common law employees of the Company and the Subsidiary for federal income and employment tax withholding purposes. The Company and the Bank have prepared or filed all tax information reports, currency transaction reports and secured all IRS W-9 forms or begun back-up withholding as required by law, except where the failure to so file is not reasonably likely to have a material adverse effect. There is no tax deficiency that has been asserted against the Company or the Bank that is reasonably likely to have a material adverse effect on the Company or the Bank, respectively.

                  (xxxvi)   The Company is not, will not become as a result of
         the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (xxxvii) There are no related-party transactions involving the Company, the Subsidiary or the Bank or any other person required to be described in the Prospectus which have not been described as required.

                  (xxxviii) The Company and the Bank have entered into the Agreement and Plan of Merger, set forth as Exhibit ____ to the Registration Statement, pursuant to which the Bank will merge with and into Subsidiary (the "Merger Agreement"). The Merger Agreement is in full force and effect, has been duly and validly authorized, executed and delivered by the parties thereto, constitutes a valid and binding agreement of the parties thereto, and is enforceable against the parties thereto in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles except as rights to indemnification may be limited by principles of public policy as they relate to federal and state securities laws, and none of the parties thereto is in default in any respect thereunder. A complete and correct copy of the Merger Agreement (including exhibits and schedules) has been delivered to the Representatives and no changes therein will be made subsequent hereto and prior to the Closing Date. Immediately prior to the First Time of Delivery, the Merger became effective and was consummated (without any waiver of any obligation of any party) and the [Articles of Merger with respect to the Merger has been filed with and accepted by the Secretary of State of the State of Florida] and a Certificate of merger has been issued to Subsidiary by the OCC with respect to the Merger specifying an effective time prior to the First Time of Delivery. Not later than immediately prior to the First Time of Delivery each of the Company, Subsidiary and Bank has received all corporate, shareholder, regulatory and other approvals required to consummate the Merger.

                  (xxxix) The representations and warranties made in the Merger Agreement by the Company and by the Bank are true and correct in all material respects, except for such changes permitted or contemplated by such Merger Agreement.

                  (xxxx) Any certificate signed by an officer of the Company or the Bank and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

                  (xxxxi) The Company confirms as of the date hereof that the Company and the Bank are in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  (xxxxii) Except as disclosed in the financial statements included in the Registration Statement and Prospectus none of the Company, the Bank nor the Subsidiary has liabilities, whether accrued, absolute, contingent or otherwise due or to become due other than liabilities incurred in the ordinary course of business consistent with past practice since the date of such financial statements and which could not have, individually or in the aggregate, a material adverse effect on the Company, Subsidiary and Bank, taken as a whole.

                  (xxxxiii) No statement, certificate, instrument, or other writing furnished or to be furnished by the Company, the Subsidiary or the Bank to the Representatives pursuant to this Agreement or any other document, agreement, or instrument referred to herein contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No document to be filed by the Company, the Subsidiary or the Bank with any regulatory authority in connection with the transactions contemplated hereby or the Merger, will, at the respective time such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact. All documents that the Company, the Subsidiary or the Bank is responsible for filing with any regulatory authority in connection with the transactions contemplated hereby or the Merger will comply as to form in all material respects with the provisions of applicable law.

         2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at a purchase price of $____ per share, the number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, severally and not jointly, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares to be sold by the Company as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company hereby grants to the Underwriters the right to purchase, at their election in whole or in part on one occasion, up to _______ Optional Shares, at the purchase price per share set forth in clause (a) in the paragraph above, for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at the Subsequent Time of Delivery (as hereinafter defined).

         3. OFFERING BY THE UNDERWRITERS. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

         4. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as The Robinson-Humphrey Company, LLC may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of such Underwriter against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer, payable to the order of the Company, in same-day available funds. The closing of the sale and purchase of the Shares shall be held at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, or at such other location as you and the Company may agree upon, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 9:00 a.m., Eastern Standard Time, on the third (or if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) promulgated pursuant to the Securities Act of 1934, as amended (the "Exchange Act"), after 4:30 p.m., Eastern Standard Time, the fourth) full business day after this Agreement is executed or at such other time and date not less than the seventh full business day thereafter as you and the Company may agree upon in writing, and, with respect to the Optional Shares, at 9:00 a.m., Eastern Standard Time, on the date and at the location specified by you in the written notice given by you of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as you and the Company may agree upon. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location specified by you in writing at least 48 hours prior to such Time of Delivery.

         5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters:

                  (i) If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the date on which the Registration Statement is declared effective. The Company will advise you promptly of any such filing pursuant to Rule 424(b).

                  (ii) The Company will not file with the Commission the prospectus or the amendment referred to in the second sentence of Section l(i) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof (which consent shall not be unreasonably withheld) and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the reasonable request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

                  (iii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m. Eastern Standard Time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                  (iv) The Company will advise you promptly after receiving notice or obtaining knowledge of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or of the initiation or threatening of any proceeding for any such purpose, (B) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (C) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (v) If the delivery of a prospectus relating to the Shares by an underwriter or dealer is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify you, and at the Company's expense, prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a prospectus by an underwriter or dealer relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                  (vi) The Company promptly from time to time will take such action to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may reasonably request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (vii)  The Company will promptly provide you, without charge,
         (A) two manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, (B) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits, and (C) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as you may reasonably request.

                  (viii) As soon as practicable, but in any event not later than 45 days after the end of the Company's fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, the Company will make generally available to its security holders an earnings statement of the Company and the Subsidiary, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

                  (ix) During the period beginning on the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, without your prior written consent, offer, pledge, issue, sell, contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of (or announce any of the foregoing, directly or indirectly), any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 2 and except that the Company may (A) grant options to the extent described in the Registration Statement pursuant to the Company's stock option plans; (B) issue shares of Common Stock upon the exercise of any of the Company's outstanding stock options as described in the Registration Statement or stock options granted under clause (A) above.

                  (x) Subject to compliance with all applicable laws and regulations, during a period of five years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to shareholders, (B) as soon as they are available, copies of any reports and financial statements (not to include projections) furnished to or filed with the Commission, the NASD or any national securities exchange, and (C) such additional information concerning the business and financial condition of the Company and the Subsidiary, if any, as you may reasonably request (subject to the Underwriter's obligation to handle any material non-public information provided to them by the Company in a confidential manner and in accordance with their obligations under applicable federal securities law).

                  (xi) Neither the Company, the Subsidiary, the Bank nor, with the consent of the Company, any of its officers, directors or other affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (xii) The Company will apply the net proceeds from the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (xiii) The Company will use its best efforts to cause the Shares to remain included in the Nasdaq National Market at each Time of Delivery and for at least one year from the date hereof.

                  (xiv) If at any time during the period beginning on the date the Registration Statement becomes effective and ending on the later of
         (A) the date 30 days after such effective date and (B) the date that is the earlier of (1) the date on which the Company first files with the Commission a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K after such effective date and (2) the date on which the Company first issues a quarterly or annual financial report to shareholders after such effective date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith consult with you concerning any appropriate remedial action, including, without limitation, the substance of, and the advisability of disseminating a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

         6. EXPENSES. The Company and the Bank will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the reasonable fees, disbursements and expenses of the Company's, the Subsidiary's and the Bank's counsel and accountants in connection with the registration of the Shares under the Act and the Merger and all other expenses in connection with the Merger and the preparation, printing and filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and, if applicable, any amendments and supplements thereto, this Agreement and any blue sky memoranda; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the NASD relating to the Shares and the related reasonable fees and disbursements of counsel for the Underwriters in connection with filings with the NASD; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the Shares on the Nasdaq National Market and (vii) any reasonable expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section, Section 8 and
Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

         7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions of Section 7(h) hereof, to the performance by the Company of their covenants and agreements hereunder, and to the following additional conditions precedent:

                  (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 4:00 p.m., Eastern Standard Time, on the day following the date of this Agreement or such later date and/or time as shall have been consented to by you in writing. The Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Eastern Standard Time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

                  (b) Alston & Bird LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (c) You shall have received an opinion, dated such Time of Delivery, of Smith, Gambrell & Russell, LLP, counsel for the Company, in form and substance reasonably satisfactory to you and your counsel, to the effect that:

                           (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Florida and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or business of the Company and the Subsidiary, taken as a whole.

                           (ii) The Subsidiary has been duly incorporated or duly formed, is validly existing as a national banking association, in good standing under the laws of its jurisdiction of incorporation or organization and has the full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. The Subsidiary is duly qualified to transact business as a foreign corporation or association and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or business of the Company or the Subsidiary taken as a whole. The Merger of the Bank with and into the Subsidiary is effective and has been consummated immediately prior to First Time of Delivery as evidenced by the Certificate of Merger issued by the OCC and the [Articles of Merger filed and accepted by the Secretary of State of the State of Florida]. The Company and the Subsidiary have each received all corporate, shareholder, regulatory and other approvals and filed all required notices necessary to consummate the Merger.

                           (iii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company, or its predecessors, or the Subsidiary, have been issued or are owned or held in violation of any statutory preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or the Subsidiary) has any statutory preemptive or, to such counsel's knowledge, other rights to subscribe for any of the Shares in the Company or the Subsidiary.

                           (iv) Except as disclosed in the Prospectus, all of the issued and outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and, to the knowledge of such counsel, are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements, voting trusts, defects, equities or claims of any nature whatsoever. To such counsel's knowledge, other than the subsidiary, as listed on Exhibit [22.01] to the Registration Statement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                           (v) Other than as disclosed in Schedule 1(viii) attached hereto, to the knowledge of such counsel, there are no outstanding (A) securities or obligations of the Company or the Subsidiary convertible into or exchangeable for any capital stock of the Company, the Subsidiary or the Bank, (B) warrants, rights or options to subscribe for or purchase from the Company or the Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or the Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                           (vi) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; the form of certificate evidencing the Shares complies, in all material respects, with all applicable requirements of Florida law. None of the authorized or outstanding shares of Common Stock is subject to any preemptive or similar right to purchase any shares of Common Stock. The Underwriters will receive good title to the Shares to be issued and delivered by the Company hereunder, in good delivery form and free and clear of all pledges, liens, hypothecations, encumbrances, claims, security interests, restrictions, agreements, voting trusts and adverse interests whatsoever.

                           (vii) To the knowledge of such counsel, there are no contracts, agreements or understandings between the Company or the Subsidiary and any person granting such person the right to require the Company, the Subsidiary or the Bank to file a registration statement under the Act with respect to any securities of the Company, the Subsidiary or the Bank owned or to be owned by such person or to require the Company, the Subsidiary or the Bank to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company or the Subsidiary under the Act.

                           (viii) All offers and sales of the Company's capital stock set forth in Item 15 of Part II of the Registration Statement were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act, or if not registered or exempt in compliance with the Act, any private rights of action for rescission or damages arising from such failure to register any such securities are time barred by applicable statutes of limitations or equitable principles, including laches.

                           (ix) To such counsel's knowledge, neither the Company nor the Subsidiary is, or with the giving of notice or passage of time or both, would be, in violation of its respective Articles of Incorporation, Articles of Association or Bylaws or other governing organizational instrument.

                           (x) The issue and sale of the Shares being issued at such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or the Subsidiary is a party or to which any of their respective properties or assets is subject which is filed as an Exhibit to the Registration Statement, nor will such action conflict with or violate any provision of the Articles of Incorporation, Articles of Association, Bylaws or other governing organizational instrument of the Company or the Subsidiary or, to such counsel's knowledge, any statute, rule or regulation (assuming compliance with all applicable state securities or blue sky laws, as to which such counsel need express no opinion) or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary or any of their respective properties or assets.

                           (xi) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required from the NASD or under state securities or blue sky laws.

                           (xii) To such counsel's knowledge, except as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened in which the Company or the Subsidiary is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or the Subsidiary, individually or in the aggregate, reasonably would be expected to have a material adverse effect on the financial condition, results of operations or business of the Company or the Subsidiary, taken as a whole; and, to such counsel's knowledge, neither the Company nor the Subsidiary is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as do not and will not individually or in the aggregate have a material adverse effect on the financial condition, results of operations or business of the Company and the Subsidiary, taken as a whole.

                           (xiii) To the knowledge of such counsel and except where the failure to own or possess such rights could not reasonable be expected to have a material adverse effect on the business of the Company and the Subsidiary, taken as a whole, the Company or the Subsidiary owns or has the right to use all patents, trademarks, trade names, service marks, copyrights, and applications therefor; franchises; trade secrets; proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles"), including, but not limited to, the right to use the marks "FLORIDA BANKS, INC." and certain related marks and logos presently employed by it in connection with its business as presently conducted or as the Prospectus indicates the Company or the Subsidiary proposes to conduct; to the knowledge of such counsel, neither the Company nor the Subsidiary have infringed and are not infringing, nor will the conduct of Company's or the Subsidiary's business as proposed in the Prospectus infringe, and neither the Company nor the Subsidiary have received notice of infringement with respect to asserted Intangibles of others; and, to the knowledge of such counsel, except where the alleged infringement is not reasonably likely to have a material adverse effect on the business of the Company and the Subsidiary, taken as a whole, and to the knowledge of such counsel there is no infringement by others of Intangibles of the Company or the Subsidiary.

                           (xiv) The Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein; and this Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Representatives constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                           (xv) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                           (xvi) The Registration Statement has been declared effective by the Commission under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

                           (xvii) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Such counsel shall also state that nothing has come to the attention of such counsel which gives them reason to believe (i) that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, notes and related schedules and other financial or statistical data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials. Such counsel may also rely on local counsel as to matters not governed by Georgia law.

                  (d) You shall have received an opinion, dated such Time of Delivery, of Igler & Dougherty, P.A., counsel for the Bank, in form and substance reasonably satisfactory to you and your counsel, to the effect that:

                           (i) The Bank has been duly incorporated or duly formed, is validly existing as a national banking association, in good standing under the laws of its jurisdiction of incorporation or organization and has the full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. The Bank is duly qualified to transact business as a foreign corporation or association and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or business of the Bank. The Merger of the Bank with and into the Subsidiary is effective and has been consummated immediately prior to First Time of Delivery as evidenced by the Certificate of Merger issued by the OCC and the [Articles of Merger filed and accepted by the Secretary of State of the State of Florida]. The Bank has each received all corporate, shareholder, regulatory and other approvals and filed all required notices necessary to consummate the Merger.

                           (ii) None of the issued shares of capital stock of the Bank have been issued or are owned or held in violation of any statutory preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Bank) has any statutory preemptive or, to such counsel's knowledge, other rights to subscribe for any of the Shares in the Company, Subsidiary or the Bank.

                           (iii) Except as disclosed in the Prospectus, all of the issued and outstanding shares of capital stock of the Bank and derivative securities have been duly authorized and validly issued, are fully paid and nonassessable, have been converted into Company common Stock and have ceased to exist pursuant to the terms of the Merger, and there is no outstanding or continuing security interest, mortgage, pledge, lien, encumbrance or claim, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Bank capital stock. To such counsel's knowledge, the Bank does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                           (iv) To the knowledge of such counsel, there are no outstanding (A) securities or obligations of the Bank convertible into or exchangeable for any capital stock of the Company, the Subsidiary or the Bank, (B) warrants, rights or options to subscribe for or purchase from the Bank any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Bank to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                           (v) None of the authorized or outstanding shares of Bank capital stock is subject to any preemptive or similar rights.

                           (vi) To the knowledge of such counsel, there are no contracts, agreements or understandings between the Bank and any person granting such person the right to require the Company, the Subsidiary or the Bank to file a registration statement under the Act with respect to any securities of the Company, the Subsidiary or the Bank owned or to be owned by such person or to require the Company, the Subsidiary or the

         Bank to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company, the Subsidiary or the Bank under the Act.

                           (vii) All shares of the Bank's capital stock, were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act, or if not registered or exempt in compliance with the Act, any private rights of action for rescission or damages arising from such failure to register any such securities are time barred by applicable statutes of limitations or equitable principles, including laches.

                           (viii) To such counsel's knowledge, the Bank is not, nor with the giving of notice or passage of time or both, would be, in violation of its respective Articles of Incorporation, Articles of Association or Bylaws or other governing organizational instrument.

                           (ix) The issue and sale of the Shares being issued at such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Bank is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation, Articles of Association, Bylaws or other governing organizational instrument of the Bank or, to such counsel's knowledge, any statute, rule or regulation (assuming compliance with all applicable state securities or blue sky laws, as to which such counsel need express no opinion) or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Bank or any of their respective properties or assets.

                           (x) To such counsel's knowledge, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened in which the Bank is a party or of which any of its properties or assets is the subject which, if determined adversely to the Bank, individually or in the aggregate, reasonably would be expected to have a material adverse effect on the financial condition, results of operations or business of the Bank; and, to such counsel's knowledge, the Bank is not in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as do not and will not individually or in the aggregate have a material adverse effect on the financial condition, results of operations or business of the Bank.

                           (xi) To the knowledge of such counsel and except where the failure to own or possess such rights could not reasonable be expected to have a material adverse effect on the business of the Bank, the Bank owns or has the right to use all patents, trademarks, trade names, service marks, copyrights, and applications therefor; franchises; trade secrets; proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles"), including, but not limited to, the right to use the marks "FLORIDA BANK, N.A." and "FIRST NATIONAL BANK OF TAMPA" and certain related marks and logos presently employed by it in connection with its business as presently conducted; to the knowledge of such counsel, the Bank has not infringed and is not infringing, and the Bank has not received notice of infringement with respect to asserted Intangibles of others; and, to the knowledge of such counsel, except where the alleged infringement is not reasonably likely to have a material adverse effect on the business of the Bank, and to the knowledge of such counsel there is no infringement by others of Intangibles of the Bank.

         Such counsel shall also state that nothing has come to the attention of such counsel which gives them reason to believe (i) that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, notes and related schedules and other financial or statistical data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Bank and public officials. Such counsel may also rely on local counsel as to matters not governed by Florida law.

                  (e) You shall have received from Deloitte & Touche, LLP letters dated, respectively, the date hereof and each Time of Delivery, in form and substance reasonably satisfactory to you, stating that they are independent public accountants with respect to the Company and the Bank within the meaning of the Act and the applicable published rules and regulations thereunder, and to the effect that:

                           (i) In their opinion, the financial statements and schedules audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder with respect to registration statements on Form S-1;

                           (ii) The unaudited summary and selected financial information included in the Preliminary Prospectus and the Prospectus under the captions "Prospectus Summary", "Selected Financial Data", "Capitalization" and "Proforma Financial Data" agrees with the corresponding amounts in the audited financial statements included in the Prospectus or previously reported on by them;

                           (iii) On the basis of a reading of the latest available audited interim financial statements of the Company, the Subsidiary and the Bank, a reading of the minute books of the Company, the Subsidiary and the Bank, inquiries of officials of the Company, the Subsidiary and the Bank responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

                                    (A) the audited financial statements
                  described in paragraph (i) above and included in the Registration Statement do not comply as to form in all material respects with the accounting requirements of the Act and the related published rules and regulations thereunder and any material modifications should be made to such audited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) at a specified date not more than five
                  days prior to the date of delivery of such respective letter, there was any change in the capital stock, decline in shareholders' equity or increase in long-term debt of the Company, the Subsidiary or the Bank, or other items specified by the Underwriters by the date of this Agreement, in each case as compared with amounts shown in the latest balance sheets included in the Prospectus, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letters; and

                                    (C) for the period from the closing date of
                  the latest statements of revenues and expenses included in the Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in revenues or net income of the Company, the Subsidiary or the Bank, or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                           (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and statistical and financial information specified by you by the date of this Agreement which are derived from the general accounting records of the Company, the Subsidiary and the Bank, which appear in the Prospectus and have compared and agreed such amounts, percentages and statistical and financial information with the accounting records of the Company, the Subsidiary and the Bank or to analyses and schedules prepared by the Company, the Subsidiary or the Bank from their respective detailed accounting records.

                  In the event that the letters to be delivered at the Time of Delivery referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Deloitte & Touche, LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change or trend in the shareholder's equity or long-term debt of the Company, the Subsidiary or the Bank as compared with the amounts shown in the latest consolidated balance sheets of the Company, the Subsidiary and the Bank included in the Prospectus, or a material adverse change or trend in revenues or net income of the Company, the Subsidiary and the Bank, in each case as compared with the corresponding period of the prior year.

                  (f) Since the date of the latest audited financial statements included in the Prospectus, neither the Company, the Subsidiary nor the Bank shall have sustained (i) any loss or interference with their respective business from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or
(ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company or the
Bank), in or affecting the condition (financial or otherwise), results of operations, net worth or business prospects of the Company, the Subsidiary or the Bank, taken as a whole, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

                  (g) The Shares shall be listed on the Nasdaq National Market, subject to notice of issuance.

                  (h) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the NASD or the Nasdaq National Market; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your reasonable judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof;
(iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, the Subsidiary or the Bank; or
(v) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

                  (i) With respect to the Merger:

                           (i) Each condition to the obligations of the Company set forth in the Merger Agreements shall have been satisfied, without waiver or modification, except as may be approved by the Representatives.

                           (ii) Each certificate delivered to the Company pursuant to each Merger Agreement shall have also been delivered to the Representatives.

                           (iii) Counsel for the Bank shall have furnished to the Representatives a letter, in form and substance satisfactory to the Representatives, to the effect that they are entitled to rely on the opinion of such counsel delivered to the Company pursuant to the Merger Agreement as if such opinion were addressed to them.

                           (iv) Pursuant to the Merger, all of the Bank capital stock and derivative securities shall have been converted into Company common stock and have ceased to exist, and there are no outstanding or continuing security interest, mortgage, pledge, lien, encumbrance or claim and options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Bank.

                  (j) The Company shall have furnished to you at such Time of Delivery certificates of officers of the Company reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein, including without limitation that the Merger is effective and has been consummated, at and as of such Time of Delivery, as to the performance by the Company of all of its respective obligations, covenants and agreements hereunder to be performed at or prior to such Time of Delivery and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections
(a) and (f) of this Section 7.

                  (k) The Lock-up Agreements described herein shall be in full force and effect.

         8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter or controlling person or representative of such Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in the representations and warranties set forth in Section 1 of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, any audio or visual materials supplied by the Company or its representatives and used in connection with the marketing of the Shares, including without limitation, slides, videos, films and tape recordings and computer-aided presentations, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or other material described in
Section 8(a)(ii)(A), or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) any failure of the Company to perform its obligations hereunder or under law, and will reimburse upon demand each Underwriter or controlling person or representative of such Underwriter for any legal or other expenses reasonably incurred by such Underwriter or controlling person or representative of such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action whether or not such Underwriter or controlling person or representative of such Underwriter is a party to any action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (provided that the Company and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company by the Underwriters specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: (i) the statements in the last paragraph on the cover page of the Prospectus; (ii) the statements with respect to stabilization in the paragraph at the bottom of the inside front cover page of the Prospectus; and (iii) the statements under the caption "Underwriting" in the Prospectus); provided, further, that with respect to any Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such underwriter, if copies of the Prospectus were timely delivered to the Underwriter and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

                  (b) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, to which such person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein (provided that the Company and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company by the Underwriters specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: (i) the statements in the last paragraph on the cover page of the Prospectus; (ii) the statements with respect to stabilization in the paragraph at the bottom of the inside front cover page of the Prospectus; and (iii) the statements under the caption "Underwriting" in the Prospectus); and will reimburse such persons for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action. In addition, in a situation when an Underwriter is an indemnifying party under this subsection (b), the Underwriter will not, without the prior written consent of the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not the Company is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party, unless and to the extent such omission results in the forfeiture by the indemnifying party of substantial rights and defenses, shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and reasonable approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 8(c) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         9. DEFAULT OF UNDERWRITERS. (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that the Company has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that may thereby be made reasonably necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied in all material respects, or (ii) the Company shall have failed, refused or been unable to deliver the Shares or to perform in all material respects all obligations and satisfy all conditions to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriters or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in
Section 8(d) or the Company or any officer or director or controlling person of the Company referred to in Section 8(d), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or sent by facsimile transmission and confirmed in writing to you in care of The Robinson-Humphrey Company, LLC, 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention:
Corporate Finance Department (with a copy to Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, Attention: W. Thomas Carter III, Esquire); if sent to the Company, shall be mailed, delivered or sent by facsimile transmission and confirmed in writing to the Company at Florida Banks, Inc., 4110 Southpoint Boulevard, Suite 212, Southpoint Square II, Jacksonville, Florida 32216-0925, Attention: President (with a copy to Smith, Gambrell & Russell, LLP, Promenade II, Suite 3100, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309, Attention: Terry Ferraro Schwartz).

         13. REPRESENTATIVES. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by The Robinson-Humphrey Company, LLC will be binding upon all the Underwriters. The Representatives hereby represent and warrant that they are so authorized to act on behalf of the several Underwriters.

         14. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and to the extent expressly provided herein, officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

         16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         17. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understanding and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, LLC, on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    FLORIDA BANKS, INC.



                                    By:
                                    Name:  Charles E. Hughes, Jr.
                                    Title: President and Chief Executive Officer


The foregoing Agreement is hereby confirmed and accepted, on behalf of each of the Underwriters, as of the date first written above at Atlanta, Georgia.


THE ROBINSON-HUMPHREY COMPANY, LLC
INTERSTATE/JOHNSON LANE CORPORATION

By: The Robinson-Humphrey Company, LLC


    By:
        Name:
        Title:
               (Authorized Representative)

                                   SCHEDULE I

                                                                                          Number of
                                                                                     Optional Shares to
                                                           Total Number of Firm        be Purchased if
                                                               Shares to be            Maximum Option
                         Underwriter                             Purchased                Exercised
                         -----------                             ---------                ---------
     The Robinson-Humphrey Company, LLC
     Interstate/Johnson Lane Corporation
     Kelton International







                                                                  _________                 _________




     TOTAL UNDERWRITERS (__)

                                Schedule 1(viii)

                             OUTSTANDING SECURITIES

                                 [INSERT TABLE]


1.